UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  11/18/2008

SCIENTIFIC LEARNING CORP
(Exact name of registrant as specified in its charter)

Commission File Number:  000-24547

DE	94-3234458
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

300 Frank H. Ogawa Plaza , Suite 600, Oakland , CA 94612
(Address of principal executive offices, including zip code)

510-444-3500
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01.    Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

(d) On November 18, 2008, Scientific Learning Corporation (the "Company") submitted an application to the NASDAQ Stock Market (Nasdaq) to transfer the listing of its Common Stock from the Nasdaq Global Market to the Nasdaq Capital Market. This action responds to the previously reported letter received by the Company from Nasdaq on October 22, 2008 stating that the Company no longer met the minimum market value requirement for the Company's common stock required for the Company to remain on the Nasdaq Global Market.

On November 20, 2008, the Company was notified by Nasdaq that its transfer application was approved and that the transfer to the Nasdaq Capital Market will be effective on November 26, 2008.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCIENTIFIC LEARNING CORP

Date: November 21, 2008	By:	/s/ Linda L. Carloni
Linda L. Carloni
Vice President and General Counsel